              PROSPECTUS
              DECEMBER 29, 1997

              Morgan Stanley Dean Witter Compe-
titive Edge Fund (the "Fund") is an open-end, diversified management investment company currently consisting of two separate portfolios: the "Best Ideas" Portfolio and the Competitive Edge Portfolio. The portfolio covered in this Prospectus, the "Best Ideas" Portfolio (the " 'Best Ideas' Portfolio" or the "Portfolio"), has an investment objective of long-term capital growth and invests primarily in the common stocks of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research"). See "Investment Objective and Policies."

                 INITIAL OFFERING--Shares of the "Best Ideas" Portfolio are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share for Class B, Class C and Class D shares with all proceeds going to the Portfolio and at $10.00 per share plus a sales charge for Class A shares with the sales charge paid to the Underwriter and the net asset value of $10.00 per share going to the Portfolio. All expenses in connection with the organization of the Fund and this offering will be paid by the Investment Manager and Underwriter except for a maximum of $250,000 of organizational expenses to be reimbursed by the Portfolio. The initial offering will run from approximately January 26, 1998 through February 20, 1998. Shares of the Competitive Edge Portfolio are not being offered to investors at this time.

                 CONTINUOUS OFFERING--A continuous offering of the shares of the "Best Ideas" Portfolio will commence approximately two weeks after the closing date of the initial offering which is anticipated for February 25, 1998. Class B, Class C and Class D shares will be priced at the net asset value per share and Class A shares will be priced at the net asset value per share plus a sales charge, in each case as next determined following receipt of an order.

                 The "Best Ideas" Portfolio offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Portfolio Shares--Alternative Purchase Arrangements.")

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
The Fund and its Management/6
Investment Objective and Policies/6
  Risk Considerations and Investment Practices/8
Investment Restrictions/14
Underwriting/15
Purchase of Portfolio Shares--Continuous Offering/16
Shareholder Services/26
Redemptions and Repurchases/29
Dividends, Distributions and Taxes/30
Performance Information/31
Additional Information/32

               This Prospectus sets forth concisely the information you should know before investing in the "Best Ideas" Portfolio of the Fund. It should be read and retained for future reference. Additional information about the "Best Ideas" Portfolio of the Fund is contained in the Statement of Additional Information, dated December 29, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Morgan Stanley Dean Witter
    Competitive Edge Fund
    "Best Ideas" Portfolio
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
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
The                 The Fund is an open-end, diversified management investment company currently consisting of two separate
Fund                portfolios. The portfolio covered by this Prospectus, the "Best Ideas" Portfolio (the " 'Best Ideas' Portfolio"
                    or the "Portfolio"), invests primarily in the common stocks of U.S. and non-U.S. companies included in the "Best
                    Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by
                    Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research").
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Shares Offered      Shares of beneficial interest with $0.01 par value of the "Best Ideas" Portfolio (see page 32). The Portfolio offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 16-26).
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Initial             Shares of the "Best Ideas" Portfolio are being offered in an underwriting by Dean Witter Distributors Inc. at
Offering            $10.00 per share for each of Class B, Class C and Class D and $10.00 per share plus a sales charge for Class A.
                    The minimum purchase for each Class is 100 shares; however, Class D shares are only available to persons who are otherwise qualified to purchase such shares. The initial offering will run approximately from January 26, 1998 through February 20, 1998. The closing will take place on February 25, 1998 or such other date as may be agreed upon by Dean Witter Distributors Inc. and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Portfolio until after the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Any purchase order may be cancelled at any time prior to the Closing Date.
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Continuous          A continuous offering of shares of the "Best Ideas" Portfolio, if any, will commence within approximately two
Offering/           weeks after the Closing Date. The minimum initial investment for each Class is $1,000 ($100 if the account is
Minimum             opened through EasyInvest-SM-). Class D shares are only available to persons investing $5 million ($25 million
Purchase            for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Portfolio, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Portfolio and other Dean
                    Witter Funds that are multiple class funds will be aggregated. The minimum subsequent investment is $100 (see page 16).
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Investment          The investment objective of the "Best Ideas" Portfolio is long-term capital growth (see page 6).
Objective
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Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $102.3 billion at November 30, 1997.
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Management          The Investment Manager receives a monthly fee at the annual rate of 0.65% of the Portfolio's average daily net
Fee                 assets (see page 6).
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Underwriter and     Dean Witter Distributors Inc. (the "Distributor") is the Fund's Underwriter and Distributor. The Fund has
Distributor and     adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution Fee    respect to the distribution fees paid by the Class A, Class B and Class C shares of the Portfolio to the
                    Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 16 and 25).
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Alternative         Four Classes of shares of the "Best Ideas" Portfolio are offered:
Purchase            - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
Arrangements        Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund, on

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                                       2

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
                    behalf of the Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Portfolio's Class A shares and servicing shareholder accounts pursuant to the Fund's
                    12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 0.25% of average daily net assets of the Class of the Portfolio (see pages 16, 19 and 25).
                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the
                    Portfolio falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of
                    Class B of the Portfolio. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 16, 21 and 25).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund, on behalf of the Portfolio, is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Portfolio's Class
                    C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of up to 1.0% of average daily net assets of the Class of the Portfolio (see pages 16, 24 and 25).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 16, 24 and 25).
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Dividends and       Dividends from net investment income and distributions from net capital gains, if any, are paid at least once
Capital Gains       per year. The Portfolio may, however, determine to retain all or part of any net long-term capital gains in any
Distributions       year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                    (see pages 26 and 30).
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Redemption          Shares of the Portfolio are redeemable by the shareholder at net asset value less any applicable CDSC on Class
                    A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 29).
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Risk                An investment in the "Best Ideas" Portfolio should be considered a long-term holding and subject to all the
Considerations      risks associated with investing in a relatively small universe of equity securities of companies in domestic and foreign markets. The net asset value of the Portfolio's shares will fluctuate with changes in the market value of its portfolio securities, and therefore, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. There can be no assurance that the securities contained in the
                    Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, will perform as anticipated.
                    Past performance of securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List. It should be recognized that foreign securities and markets in which the Portfolio may invest pose different and greater risks than those customarily associated with domestic securities and their markets such as fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Portfolio's assets is denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates. The Portfolio may enter into repurchase agreements which entail certain risks and may utilize certain investment techniques including options and futures transactions and forward foreign currency exchange transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not utilize such instruments (see pages 8-14).

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  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Portfolio will incur. The expenses and fees set forth in the table are based on the fees and estimated other expenses for the first full fiscal year of the Portfolio.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees*................................................................   0.65%       0.65%     0.65%       0.65%
12b-1 Fees (5) (6)..............................................................   0.25%       1.00%     1.00%       None
Other Expenses*.................................................................   0.32%       0.32%     0.32%       0.32%
Total Fund Operating Expenses* (7)..............................................   1.22%       1.97%     1.97%       0.97%

------------
* THE INVESTMENT MANAGER HAS UNDERTAKEN TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS MANAGEMENT AGREEMENT FOR THE PORTFOLIO UNTIL SUCH TIME AS THE PORTFOLIO HAS $50 MILLION OF NET ASSETS OR UNTIL SIX MONTHS FROM COMMENCEMENT OF THE PORTFOLIO'S OPERATIONS, WHICHEVER OCCURS FIRST. THE FEES AND EXPENSES DISCLOSED ABOVE DO NOT REFLECT THE ASSUMPTION OF ANY EXPENSES OR THE WAIVER OF ANY COMPENSATION BY THE INVESTMENT MANAGER.
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF PORTFOLIO SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF PORTFOLIO SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF PORTFOLIO SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C OF THE PORTFOLIO EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE PORTFOLIO OF THE FUND'S SHARES (SEE "PURCHASE OF PORTFOLIO SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF PORTFOLIO SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO EACH CLASS, ARE ESTIMATES BASED UPON THE SUM OF MANAGEMENT AND 12b-1 FEES, AND ESTIMATED "OTHER EXPENSES."

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
EXAMPLES                                            1 year   3 years
--------------------------------------------------  ------   -------
You would pay the following expenses on a $1,000
 investment in the Portfolios assuming (1) a 5%
 annual return and (2) redemption at the end of
 each time period:
    Class A.......................................   $64       $89
    Class B.......................................   $70       $92
    Class C.......................................   $30       $62
    Class D.......................................   $10       $31

You would pay the following expenses on the same
 $1,000 investment in the Portfolios assuming no
 redemption at the end of the period:
    Class A.......................................   $64       $89
    Class B.......................................   $20       $62
    Class C.......................................   $20       $62
    Class D.......................................   $10       $31

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE PORTFOLIO MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Portfolio Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Morgan Stanley Dean Witter Competitive Edge Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 16, 1997.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $98.5 billion as of November 30, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.8 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, which includes the allocation of the "Best Ideas" Portfolio's assets principally among the securities on the Competitive Edge "Best Ideas" List (as defined below). InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the "Best Ideas" Portfolio and for expenses of the Portfolio incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.65% of the Portfolio's net assets. The Portfolio's expenses include: the fee of the Investment Manager, the fee pursuant to the Plan of Distribution (see "Purchase of Portfolio Shares"); taxes; transfer agent and custodian fees; auditing fees; and certain legal fees, and printing and other expenses relating to the Portfolio's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) for the Portfolio until such time as the Portfolio has $50 million of net assets or until six months from commencement of the Portfolio's operations, whichever occurs first.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The Fund currently consists of two separate portfolios, each of which is operated as an open-end, diversified management investment company. The investment objective of the portfolio contained in this Prospectus, the "Best Ideas" Portfolio (the " 'Best Ideas' Portfolio" or the "Portfolio"), is long-term capital growth. The objective of the Portfolio is a fundamental policy and may not be changed without shareholder approval. There is no assurance that the objective of the Portfolio will be achieved.

    The "Best Ideas" Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the common stock (including depository receipts, such as ADRs or EDRs) of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research") and such Supplemental Securities (as defined below) chosen by the Investment Manager.

    MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its on-going research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

    Specifically, MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,000 companies in 21 industry sectors worldwide (the "MSDW Covered Securities"). An initial comprehensive review was conducted in October 1996 and identified 238 companies from the MSDW Covered Securities (then nearly 1,650) as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated annually. From the Competitive Edge List, MSDW Equity Research then assembled a subgroup of 40 companies which it considered at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). MSDW Equity Research's Competitive Edge List and Competitive Edge "Best Ideas" List are not compiled with any particular client or product in mind and are not, and will not be, compiled with the Fund in mind. When selecting the companies for its Competitive Edge "Best Ideas" List, MSDW Equity Research does not take into account country or currency risk, and country or industry sector diversification concerns. MSDWD publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDWD could at any time cease publishing the Competitive Edge List and the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interests of shareholders of the Portfolio consistent with the Portfolio's investment objective. A list of the companies contained on the Competitive Edge "Best Ideas" List as of September 30, 1997 is set forth in the Statement of Additional Information. The Competitive Edge "Best Ideas" List is currently updated by MSDW Equity Research quarterly.

    In accordance with the Portfolio's investment restrictions described below, the Portfolio will not invest 25% or more of the value of its total assets in any one industry. In addition, as the Portfolio principally invests in the securities of companies on the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, the Portfolio will invest in a relatively small universe of securities. Accordingly, the Portfolio may be highly invested in any one industry or country. It is the intention of the Investment Manager that at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List, determined at the time of investment and subject to the specific investment policies and restrictions described below. However, the Investment Manager may eliminate or reduce its investment in any company on the Competitive Edge "Best Ideas" List below 1% of the Portfolio's net assets, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) in the view of the Investment Manager, there is a material adverse development with respect to a company, including but not limited to the downgrading of the company's rating by MSDW Equity Research; (c) concerns that, in view of the price of the company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of that company or making additional purchases would be inadvisable because of liquidity concerns; or (d) the diversification and other requirements that apply to registered investment companies. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and may increase the Portfolio's holdings in such company's shares when and if those conditions cease to exist. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and will sell a security which is eliminated from the Competitive Edge "Best Ideas" List and any related Supplemental Security (as defined below), as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research, unless the Investment Manager decides to hold such security as a Supplemental Security. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria. The Investment Manager will not have access to the Competitive Edge "Best Ideas" List prior to its quarterly update by MSDW Equity Research.

    While the Portfolio intends to invest in securities on the Competitive Edge "Best Ideas" List, the Portfolio may purchase one or more supplemental securities ("Supplemental Securities") that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event no suitable securities are on the Competitive Edge List, such other securities deemed suitable by the Investment Manager. Supplemental Securities will generally be selected by the Investment Manager from the same or similar industry sector as the security which they are supplementing or replacing. Accordingly, the Portfolio's holdings may not be limited to those on the Competitive Edge "Best Ideas" List. While there is no limit on the total number of Supplemental Securities that the Portfolio may hold, Supplemental Securities and all other securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 35% of the Portfolio's total assets. In addition, each security on the Competitive Edge "Best Ideas" List which is supplemented or replaced, together with its corresponding Supplemental Securities, will have a combined weighting of no more than 5% of the Portfolio's net assets, determined at the time of investment.

    The Portfolio may invest up to 20% of its total assets in money market instruments or cash. The money market instruments in which the Portfolio may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities)) American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    There may be periods during which market conditions warrant reduction of some or all of the Portfolio's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which up to 100% of the Portfolio's net assets are invested in cash or money market instruments.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    The net asset value of the Portfolio's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Portfolio's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. A general description and the risks involved of the various investment practices and techniques which the Portfolio may engage in is set forth below. A more detailed discussion can be found in this Fund's Statement of Additional Information.

    COMPETITIVE EDGE "BEST IDEAS" SELECTION. The net asset value of the Portfolio will fluctuate depending upon, among other things, the performance of the securities included on the Competitive Edge "Best Ideas" List, which currently consists of 40 companies and which is only updated quarterly. The Portfolio is subject to all the risks associated with investing in a small universe of securities. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List will perform as anticipated. The selection of companies on the Competitive Edge "Best Ideas" List is a subjective determination by MSDW Equity Research. Past performance of the securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List.

    POTENTIAL INVESTMENT RESTRICTIONS. The activities of an affiliate of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. ("DWR") or Morgan Stanley & Co. Incorporated ("Morgan Stanley"), may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. For instance, when DWR or Morgan Stanley or one of their affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Investment Manager may be prohibited from purchasing the stock of that issuer for the Portfolio. In addition, the Competitive Edge "Best Ideas" List is available to other clients of MSDWD and its affiliates, including the Investment Manager, as well as the Portfolio. The lists are also subject to restrictions related to MSDWD's other businesses and particular securities may or may not be on the lists due to other business concerns of, or legal restrictions applicable to, MSDWD.

    MSDWD BUSINESSES. As a diversified financial services firm, with three primary businesses--securities, asset management and credit services, MSDWD provides a wide range of financial services to issuers of securities and investors in securities. MSDWD and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDWD may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Portfolio's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of a fund's assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

    The foreign securities in which the Portfolio will be investing may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Portfolio will enter into forward contracts under various circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Portfolio or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities holdings (or securities which the Portfolio has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Portfolio may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Portfolio may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Portfolio's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Portfolio will have realized fewer gains than had it not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Portfolio generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    OPTIONS AND FUTURES TRANSACTIONS. The Portfolio may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or may be traded in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio.

    The Portfolio is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Portfolio may write covered put options, under which the Portfolio incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Portfolio may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Portfolio may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Portfolio may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Portfolio's ability to purchase call and put options other than compliance with the foregoing policies.

    The Portfolio may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Portfolio may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Portfolio may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Portfolio may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Portfolio also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Portfolio may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Portfolio's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of these risks.

    REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending, and which typically involve the acquisition by the Portfolio of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Portfolio follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 15% of the Portfolio's net assets in keeping with its policy on illiquid securities.

    PRIVATE PLACEMENTS. The Portfolio may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Portfolio. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Portfolio's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    RIGHTS AND WARRANTS. The Portfolio may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    SECURITIES RECEIPTS. The Portfolio may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies of the Portfolios" section of the Statement of Additional Information.

    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Portfolio or the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

    The "Best Ideas" Portfolio is actively managed by the Investment Manager with a view to achieving the Portfolio's investment objective. The assets of the Portfolio are managed within InterCapital's Growth Group, which manages 33 equity funds and fund portfolios with approximately $14.2 billion in assets as of November 30, 1997. Mark Bavoso, Senior Vice President of InterCapital, is the primary portfolio manager of the Portfolio and has been a portfolio manager at InterCapital for over five years.

    Although the Portfolio does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Portfolio's position and contribute to its investment objective.

    Substantially all of the orders for transactions in portfolio securities and commodities listed on exchanges are expected to be placed for the Portfolio with broker-dealers affiliated with the Investment Manager including Morgan Stanley and DWR. In addition to Morgan Stanley and DWR, the Portfolio may place such orders with a number of brokers and dealers, including other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Transactions effected through Morgan Stanley and other affiliates are effected pursuant to procedures adopted by the Fund's Board of Trustees that are designed to ensure that the commissions paid to such affiliated brokers or dealers are not more than the commissions expected to be paid to unaffiliated brokers or dealers in a commensurate arms-length transaction. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading will result in the Portfolio's portfolio turnover rate exceeding 100% in any one year. The Portfolio will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Portfolio's trading policy.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies of the Portfolio. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to the Portfolio, without the vote of a majority of the outstanding voting securities of the Portfolio, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Portfolio.

    The Portfolio may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Portfolio may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Portfolio (a "Qualifying Portfolio").

   2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Portfolio may invest all or substantially all of its assets in a Qualifying Portfolio.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

UNDERWRITING
--------------------------------------------------------------------------------

    Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the "Best Ideas" Portfolio, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial offering will run approximately from January 26, 1998 through February 20, 1998. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be obligated to purchase the shares on February 25, 1998, or such other date as may be agreed upon by the Underwriter and the Portfolio (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Portfolio until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Prospective investors in money market funds should request and read the money market fund prospectus prior to investing. All such funds received and invested in a Dean Witter money market fund will be automatically invested in the Portfolio on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Portfolio shares without penalty at any time prior to the Closing Date.

    The Underwriter will purchase Class B, Class C and Class D shares from the Portfolio at $10.00 per share with all proceeds going to the Portfolio and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Underwriter and the net asset value of $10.00 per share going to the Portfolio. The Underwriter may, however, receive contingent deferred sales charges from future redemptions of Class A, Class B and Class C shares (see "Purchase of Portfolio Shares--Continuous Offering").

    The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

    The minimum number of Portfolio shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

PURCHASE OF PORTFOLIO SHARES--CONTINUOUS OFFERING
--------------------------------------------------------------------------------

GENERAL

    The "Best Ideas" Portfolio of the Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Portfolio of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The "Best Ideas" Portfolio of the Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Portfolio. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Portfolio, an investor's existing holdings of Class A shares of the Portfolio and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Portfolio and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Competitive Edge Fund--"Best Ideas" Portfolio, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase, in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Portfolio, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Portfolio are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Portfolio and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The "Best Ideas" Portfolio of the Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Portfolio represents an identical interest in the Portfolio except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees of the Portfolio that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes of the Portfolio and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances.

Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 5.25%            0.25%         No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC         1.0%  B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during          1.0%         No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Portfolio Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Portfolio in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Portfolio, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Portfolio and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Portfolio and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Portfolio from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Portfolio or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Portfolio or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Portfolio shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Portfolio shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Portfolio.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Portfolio's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Portfolio. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Portfolio falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

    Except as noted below, Class B shares of the Portfolio which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

                                              CDSC AS A
         YEAR SINCE PURCHASE                PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Portfolio purchased by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

                                              CDSC AS A
         YEAR SINCE PURCHASE                PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other open-end investment companies for which InterCapital serves as investment manager (collectively, with the Portfolio, the "Dean Witter Funds") sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. Class B shares of the Portfolio will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares acquired in exchange for shares of another fund originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Portfolio. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Portfolio and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Portfolio. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems

Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Portfolio. In the case of Class A and Class C shares, the Plan provides that the Fund will, on behalf of the Portfolio, reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Portfolio of the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund, on behalf of the Portfolio, will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Portfolio of the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Portfolio may be in excess of the total of
(i) the payments made by the Portfolio pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares of the Portfolio. For example, if $1 million in expenses in distributing Class B shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares of the Portfolio, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Portfolio through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Portfolio is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Portfolio, dividing by the respective number of shares outstanding and adjusting to the nearest cent. The assets of the Portfolio, belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class of the Portfolio, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Portfolio's net asset value; (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Portfolio's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Portfolio (or, if specified by the shareholder in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Portfolio. (See "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption.")

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Portfolio having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Portfolio Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Portfolio acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Portfolio, shares of the Portfolio are redeemed out of the Portfolio at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Portfolio acquired in exchange for Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Portfolio will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXCHANGES

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Portfolio's other shareholders and, at the Investment Manager's discretion, may be limited by the Portfolio's refusal to accept additional purchases and/or exchanges from the investor. Although the Portfolio does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Portfolio and its other shareholders, investors should be aware that the Portfolio and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Portfolio on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Portfolio have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Portfolio pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of Shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Portfolio for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Portfolio of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Portfolio Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Portfolio Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by either the Portfolio or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Portfolio pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Portfolio reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Portfolio redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to distribute substantially all of its net investment income and distribute capital gains, if any, once each year. The Portfolio may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash.

Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Portfolio intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Portfolio. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed for tax purposes to have been received in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Portfolio may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Portfolio is based on historical earnings and is not intended to indicate future performance.

    The "average annual total return" of the Portfolio refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Portfolio of $1,000 over periods of one, five and ten years, or the life of the Portfolio, if less than any of the foregoing. Average annual total return reflects all income earned by the Portfolio, any appreciation or depreciation of the Portfolio's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated

periods. It also assumes reinvestment of all dividends and distributions paid by the Portfolio.

    In addition to the foregoing, the Portfolio may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Portfolio may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Portfolio. The Portfolio from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Portfolio are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class of the Portfolio will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C of each Portfolio bear the expenses related to the distribution of their respective shares.

    The Portfolio is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Portfolio does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Portfolio. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Portfolio, requires that Portfolio obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Portfolio's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Portfolio's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of the Investment Manager, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Portfolio reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Portfolio.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Portfolio should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

    The Investment Manager provided the initial capital for each Portfolio of the Fund by purchasing 1,250 shares each of Class A, Class B, Class C and Class D of each Portfolio for $12,500, respectively, on November 6, 1997. As of the date of this Prospectus, the Investment Manager owned 100% of the outstanding shares of the Fund. The Investment Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund, and may be deemed to control each Portfolio until such time as it owns less than 25% of the outstanding shares of that Portfolio.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                 ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter Liquid Asset Fund Inc. Active Assets Money Trust
Dean Witter Tax-Free Daily Income  Active Assets Tax-Free Trust
Trust                              Active Assets Government Securities
Dean Witter New York Municipal     Trust
Money Market                       Active Assets California Tax-Free
 Trust                             Trust
Dean Witter California Tax-Free
Daily Income Trust                 FIXED-INCOME FUNDS
Dean Witter U.S. Government Money  Dean Witter High Yield Securities
Market Trust                       Inc.
                                   Dean Witter Tax-Exempt Securities
EQUITY FUNDS                       Trust
Dean Witter American Value Fund    Dean Witter U.S. Government
Dean Witter Natural Resource       Securities Trust
Development                        Dean Witter California Tax-Free
 Securities Inc.                   Income Fund
Dean Witter Dividend Growth        Dean Witter New York Tax-Free
Securities Inc.                    Income Fund
Dean Witter Developing Growth      Dean Witter Convertible Securities
Securities Trust                   Trust
Dean Witter World Wide Investment  Dean Witter Federal Securities
Trust                              Trust
Dean Witter Value-Added Market     Dean Witter World Wide Income Trust
Series                             Dean Witter Intermediate Income
Dean Witter Utilities Fund         Securities
Dean Witter Precious Metals and    Dean Witter Global Short-Term
Minerals Trust                     Income Fund Inc.
Dean Witter Capital Growth         Dean Witter Multi-State Municipal
Securities                         Series Trust
Dean Witter European Growth Fund   Dean Witter Short-Term U.S.
Inc.                               Treasury Trust
Dean Witter Pacific Growth Fund    Dean Witter Diversified Income
Inc.                               Trust
Dean Witter Health Sciences Trust  Dean Witter Limited Term Municipal
Dean Witter Global Dividend Growth Trust
Securities                         Dean Witter Short-Term Bond Fund
Dean Witter Global Utilities Fund  Dean Witter Balanced Income Fund
Dean Witter International SmallCap Dean Witter Hawaii Municipal Trust
Fund                               Dean Witter Intermediate Term U.S.
Dean Witter Mid-Cap Growth Fund    Treasury
Dean Witter Balanced Growth Fund   Trust
Dean Witter Capital Appreciation
Fund                               DEAN WITTER RETIREMENT SERIES
Dean Witter Information Fund       Liquid Asset Series
Dean Witter Japan Fund             U.S. Government Money Market Series
Dean Witter Income Builder Fund    U.S. Government Securities Series
Dean Witter Special Value Fund     Intermediate Income Securities
Dean Witter Financial Services     Series
Trust                              American Value Series
Dean Witter Market Leader Trust    Capital Growth Series
Dean Witter S&P 500 Index Fund     Dividend Growth Series
Dean Witter Fund of Funds          Strategist Series
Morgan Stanley Dean Witter         Utilities Series
Competitive Edge                   Value-Added Market Series
 Fund, "BEST IDEAS" PORTFOLIO      Global Equity Series
ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation
Fund

Morgan Stanley Dean Witter
Competitive Edge Fund
"Best Ideas" Portfolio
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark Bavoso
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

MORGAN STANLEY
DEAN WITTER
COMPETITIVE EDGE FUND
"BEST IDEAS" PORTFOLIO

                              [GRAPHIC]
PROSPECTUS -- DECEMBER 29, 1997